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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  September 21, 2000



                                 IMAGEMAX, INC.
                                 --------------
                 (Exact name of issuer as specified in charter)



      Pennsylvania                   000-23-77                  23-2865585
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
    of Incorporation or                 file                 Identification
        Organization)                  number)                   Number)


                            455 Pennsylvania Avenue
                                   Suite 128
                           Fort Washington, PA 19034
                           -------------------------
                    (Address of principal executive offices)

                                 (215) 628-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Board of Directors of ImageMax, Inc. (the "Company") approved the engagement of Ernst & Young LLP ("Ernst") as its independent auditors, to replace Arthur Andersen LLP ("Andersen") on September 21, 2000 pursuant to the recommendation of the Audit Committee.

Andersen previously audited the Company's financial statements for the years ended December 31, 1996 through December 31, 1999. The reports of Andersen on the Company's financial statements for the years ended December 31, 1996 through December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. For the years ended December 31, 1998 and 1999 the reports of Andersen contained an explanatory paragraph regarding the ability of the Company to continue as a going concern. During the same periods, and subsequent interim periods, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
During the Company's two most recent fiscal years and subsequent interim periods, there were no reportable events (as defined in Regulation S-K Item
(a)(1)(v)).

Pursuant to Item 304(a)(3) of Regulation S-B, the Company has requested Andersen to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as an Exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit
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16    Letter from Andersen to the Company dated September 28, 2000.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: September 28, 2000               ImageMax, Inc.

                                       /s/ Mark P. Glassman
                                      ---------------------------------------
                                       Mark P. Glassman
                                       Chief Financial Officer
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EXHIBIT INDEX


Exhibit No.       Description
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16                Letter from Arthur Andersen, LLP dated September 28, 2000.